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                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(D) OF THE

                      SECURITIES EXCHANGE ACT OF 1934

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                               APRIL 21, 2003
              DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)



                       TANNING TECHNOLOGY CORPORATION

           (Exact name of registrant as specified in its charter)



       DELAWARE                      0-26795                    84-1381662

    (State or other          (Commission File Number)        (I.R.S. Employer
    jurisdiction of                                           Identification
   incorporation or                                               Number)
     organization)


                   4600 SOUTH SYRACUSE STREET, SUITE 300
                              DENVER, CO 80237

                  (Address of principal executive offices)

                               (303) 220-9944

            (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS.

     Tiger Holding Corporation, a Delaware corporation ("Parent"), Tiger Merger Subsidiary ("Merger Sub") and Tanning Technology Corporation, a Delaware corporation (the "Company"), have entered into an Agreement and Plan of Merger, dated April 18, 2003, ("Merger Agreement"), pursuant to which Merger Sub will merge with and into the Company ("Merger") with the Company surviving the Merger. In the Merger, each issued and outstanding share of the common stock, par value $0.01, of the Company ("Company Common Stock") will be canceled and converted into the right to receive an amount in cash equal to $24,000,000, less amounts payable to holders of options to purchase shares of Company Common Stock, divided by the number of shares of Company Common Stock outstanding immediately prior to the effective time of the Merger.

     In connection with the Merger and concurrently with the execution and delivery of the Merger Agreement, Parent has entered into a Voting Agreement, dated as of April 18, 2003 with TTC Investors I LLC, TTC Investors II LLC, TTC Investors IA LLC, TTC Investors IIA LLC, Tanning Family Partnership LLLP and Larry G. Tanning ("Voting Agreement").

     The Merger Agreement, the Voting Agreement and the press release issued by the Company on April 21, 2003, are attached as exhibits and are incorporated by reference herein.


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

(a)  Not Applicable.

(b)  Not Applicable.

(c) The exhibits listed below and in the accompanying Exhibit Index are filed as part of this Current Report on Form 8-K.

         Exhibit           Description

            2.1 Agreement and Plan of Merger, dated April 18, 2003, by and among Tanning Technology Corporation, Tiger Holding Corporation, and Tiger Merger Subsidiary.
           99.1 Press Release, dated April 18, 2003, issued by Tanning Technology Corporation.
           99.2 Voting Agreement, dated April 18, 2003, among Tiger Holding Corporation, TTC Investors I LLC, TTC Investors II LLC, TTC Investors IA LLC, TTC Investors IIA LLC, Tanning Family Partnership LLLP and Larry G. Tanning.


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

     Dated: April 21, 2003.

                                         Tanning Technology Corporation


                                         By: /s/ Katherine L. Scherping
                                             -------------------------------
                                             Name:  Katherine L. Scherping
                                             Title: Chief Financial Officer


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                                EXHIBIT INDEX

         Exhibit                           Description
         -------                           -----------

            2.1 Agreement and Plan of Merger, dated April 18, 2003, by and among Tanning Technology Corporation, Tiger Holding Corporation, and Tiger Merger Subsidiary.
           99.1 Press Release, dated April 18, 2003, issued by Tanning Technology Corporation.
           99.2 Voting Agreement, dated April 18, 2003, among Tiger Holding Corporation, TTC Investors I LLC, TTC Investors II LLC, TTC Investors IA LLC, TTC Investors IIA LLC, Tanning Family Partnership LLLP and Larry G. Tanning.